Supplemental Information
Third Quarter 2020

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
	2020	2019
Income statement
Net interest income	$33,107	$36,751	$10,129	$10,848	$12,130	$12,140	$12,187
Noninterest income	32,322	32,144	10,207	11,478	10,637	10,209	10,620
Total revenue, net of interest expense	65,429	68,895	20,336	22,326	22,767	22,349	22,807
Provision for credit losses	11,267	2,649	1,389	5,117	4,761	941	779
Noninterest expense	41,286	41,661	14,401	13,410	13,475	13,239	15,169
Income before income taxes	12,876	24,585	4,546	3,799	4,531	8,169	6,859
Pretax, pre-provision income (1)	24,143	27,234	5,935	8,916	9,292	9,110	7,638
Income tax expense	452	4,149	(335)	266	521	1,175	1,082
Net income	12,424	20,436	4,881	3,533	4,010	6,994	5,777
Preferred stock dividends	1,159	1,186	441	249	469	246	505
Net income applicable to common shareholders	11,265	19,250	4,440	3,284	3,541	6,748	5,272
Diluted earnings per common share	1.28	2.01	0.51	0.37	0.40	0.74	0.56
Average diluted common shares issued and outstanding	8,800.5	9,565.7	8,777.5	8,768.1	8,862.7	9,079.5	9,353.0
Dividends paid per common share	$0.54	$0.48	$0.18	$0.18	$0.18	$0.18	$0.18

Performance ratios
Return on average assets	0.63%	1.14%	0.71%	0.53%	0.65%	1.13%	0.95%
Return on average common shareholders’ equity	6.20	10.49	7.24	5.44	5.91	11.00	8.48
Return on average shareholders’ equity	6.24	10.19	7.26	5.34	6.10	10.40	8.48
Return on average tangible common shareholders’ equity (2)	8.71	14.67	10.16	7.63	8.32	15.43	11.84
Return on average tangible shareholders’ equity (2)	8.46	13.78	9.84	7.23	8.29	14.09	11.43
Efficiency ratio	63.10	60.47	70.81	60.06	59.19	59.24	66.51

At period end
Book value per share of common stock	$28.33	$26.96	$28.33	$27.96	$27.84	$27.32	$26.96
Tangible book value per share of common stock (2)	20.23	19.26	20.23	19.90	19.79	19.41	19.26
Market capitalization	208,656	264,842	208,656	205,772	184,181	311,209	264,842
Number of financial centers - U.S.	4,309	4,302	4,309	4,298	4,297	4,300	4,302
Number of branded ATMs - U.S.	16,962	16,626	16,962	16,862	16,855	16,788	16,626
Headcount	211,225	208,561	211,225	212,796	208,931	208,131	208,561

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Company's ability to generate earnings to cover credit losses through a credit cycle.
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 34.)

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
	2020	2019
Net interest income
Interest income	$40,124	$54,310	$11,486	$12,540	$16,098	$16,926	$17,916
Interest expense	7,017	17,559	1,357	1,692	3,968	4,786	5,729
Net interest income	33,107	36,751	10,129	10,848	12,130	12,140	12,187

Noninterest income
Fees and commissions	25,490	24,495	8,777	8,392	8,321	8,520	8,467
Market making and similar activities	6,983	7,267	1,689	2,487	2,807	1,767	2,118
Other income (loss)	(151)	382	(259)	599	(491)	(78)	35
Total noninterest income	32,322	32,144	10,207	11,478	10,637	10,209	10,620
Total revenue, net of interest expense	65,429	68,895	20,336	22,326	22,767	22,349	22,807

Provision for credit losses	11,267	2,649	1,389	5,117	4,761	941	779

Noninterest expense
Compensation and benefits	24,535	24,000	8,200	7,994	8,341	7,977	7,779
Occupancy and equipment	5,302	4,908	1,798	1,802	1,702	1,680	1,663
Information processing and communications	3,807	3,484	1,333	1,265	1,209	1,162	1,163
Product delivery and transaction related	2,518	2,067	930	811	777	695	696
Marketing	1,238	1,410	308	492	438	524	440
Professional fees	1,206	1,155	450	381	375	442	386
Other general operating	2,680	4,637	1,382	665	633	759	3,042
Total noninterest expense	41,286	41,661	14,401	13,410	13,475	13,239	15,169
Income before income taxes	12,876	24,585	4,546	3,799	4,531	8,169	6,859
Income tax expense	452	4,149	(335)	266	521	1,175	1,082
Net income	$12,424	$20,436	$4,881	$3,533	$4,010	$6,994	$5,777
Preferred stock dividends	1,159	1,186	441	249	469	246	505
Net income applicable to common shareholders	$11,265	$19,250	$4,440	$3,284	$3,541	$6,748	$5,272

Per common share information
Earnings	$1.29	$2.02	$0.51	$0.38	$0.40	$0.75	$0.57
Diluted earnings	1.28	2.01	0.51	0.37	0.40	0.74	0.56
Average common shares issued and outstanding	8,762.6	9,516.2	8,732.9	8,739.9	8,815.6	9,017.1	9,303.6
Average diluted common shares issued and outstanding	8,800.5	9,565.7	8,777.5	8,768.1	8,862.7	9,079.5	9,353.0

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
	2020	2019
Net income	$12,424	$20,436	$4,881	$3,533	$4,010	$6,994	$5,777
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	4,794	6,231	101	(102)	4,795	(356)	1,538
Net change in debit valuation adjustments	(5)	(272)	(58)	(1,293)	1,346	(691)	229
Net change in derivatives	808	651	76	315	417	(35)	118
Employee benefit plan adjustments	144	83	44	57	43	53	26
Net change in foreign currency translation adjustments	(86)	(99)	21	(19)	(88)	13	(51)
Other comprehensive income (loss)	5,655	6,594	184	(1,042)	6,513	(1,016)	1,860
Comprehensive income	$18,079	$27,030	$5,065	$2,491	$10,523	$5,978	$7,637

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
	2020	2019
Net interest income
Interest income
Loans and leases	$26,426	$32,721	$7,894	$8,569	$9,963	$10,365	$10,894
Debt securities	7,413	8,965	2,130	2,440	2,843	2,841	2,829
Federal funds sold and securities borrowed or purchased under agreements to resell	900	3,746	55	26	819	1,097	1,242
Trading account assets	3,203	3,962	948	1,008	1,247	1,234	1,319
Other interest income	2,182	4,916	459	497	1,226	1,389	1,632
Total interest income	40,124	54,310	11,486	12,540	16,098	16,926	17,916

Interest expense
Deposits	1,784	5,640	227	373	1,184	1,548	1,880
Short-term borrowings	1,024	5,725	(24)	(72)	1,120	1,483	1,876
Trading account liabilities	764	967	212	223	329	282	303
Long-term debt	3,445	5,227	942	1,168	1,335	1,473	1,670
Total interest expense	7,017	17,559	1,357	1,692	3,968	4,786	5,729
Net interest income	$33,107	$36,751	$10,129	$10,848	$12,130	$12,140	$12,187

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$2,794	$2,827	$1,172	$830	$792	$1,007	$963
Other card income	1,295	1,459	396	419	480	504	502
Total card income	4,089	4,286	1,568	1,249	1,272	1,511	1,465
Service charges
Deposit-related fees	4,441	4,908	1,515	1,299	1,627	1,680	1,690
Lending-related fees	841	809	302	263	276	277	285
Total service charges	5,282	5,717	1,817	1,562	1,903	1,957	1,975
Investment and brokerage services
Asset management fees	7,905	7,591	2,740	2,483	2,682	2,650	2,597
Brokerage fees	2,898	2,733	883	939	1,076	928	897
Total investment and brokerage services	10,803	10,324	3,623	3,422	3,758	3,578	3,494
Investment banking fees
Underwriting income	3,610	2,198	1,239	1,523	848	800	740
Syndication fees	634	887	133	230	271	297	341
Financial advisory services	1,072	1,083	397	406	269	377	452
Total investment banking fees	5,316	4,168	1,769	2,159	1,388	1,474	1,533
Total fees and commissions	25,490	24,495	8,777	8,392	8,321	8,520	8,467
Market making and similar activities	6,983	7,267	1,689	2,487	2,807	1,767	2,118
Other income (loss)	(151)	382	(259)	599	(491)	(78)	35
Total noninterest income	$32,322	$32,144	$10,207	$11,478	$10,637	$10,209	$10,620

(1)Gross interchange fees were $6.9 billion and $7.4 billion and are presented net of $4.1 billion and $4.6 billion of expenses for rewards and partner payments for the nine months ended September 30, 2020 and 2019, respectively. Gross interchange fees were $2.5 billion, $2.0 billion, $2.3 billion, $2.6 billion and $2.6 billion and are presented net of $1.4 billion, $1.2 billion, $1.5 billion, $1.6 billion and $1.6 billion of expenses for rewards and partner payments for the third, second and first quarters of 2020 and the fourth and third quarters of 2019, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	September 30 2020	June 30 2020	September 30 2019
Assets
Cash and due from banks	$32,922	$33,915	$26,939
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	268,084	255,431	130,155
Cash and cash equivalents	301,006	289,346	157,094
Time deposits placed and other short-term investments	5,088	6,071	7,557
Federal funds sold and securities borrowed or purchased under agreements to resell	326,745	451,179	271,595
Trading account assets	255,500	226,465	263,684
Derivative assets	44,297	45,184	45,123
Debt securities:
Carried at fair value	245,997	202,912	254,342
Held-to-maturity, at cost	338,400	268,949	190,252
Total debt securities	584,397	471,861	444,594
Loans and leases	955,172	998,944	972,910
Allowance for loan and lease losses	(19,596)	(19,389)	(9,433)
Loans and leases, net of allowance	935,576	979,555	963,477
Premises and equipment, net	10,902	10,790	10,493
Goodwill	68,951	68,951	68,951
Loans held-for-sale	4,434	7,381	9,811
Customer and other receivables	61,684	55,392	52,560
Other assets	139,872	129,513	131,391
Total assets	$2,738,452	$2,741,688	$2,426,330

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$616,925	$580,667	$394,379
Interest-bearing	996,804	1,048,012	917,401
Deposits in non-U.S. offices:
Noninterest-bearing	15,158	15,082	13,138
Interest-bearing	73,993	74,905	67,918
Total deposits	1,702,880	1,718,666	1,392,836
Federal funds purchased and securities loaned or sold under agreements to repurchase	190,769	179,024	202,067
Trading account liabilities	84,681	80,912	78,642
Derivative liabilities	41,728	42,511	38,025
Short-term borrowings	17,861	17,998	30,682
Accrued expenses and other liabilities	175,960	175,302	172,286
Long-term debt	255,723	261,638	243,405
Total liabilities	2,469,602	2,476,051	2,157,943
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,887,440, 3,887,440 and 3,895,685 shares	23,427	23,427	23,606
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 8,661,522,562, 8,664,081,625 and 9,079,264,535 shares	85,954	85,794	99,215
Retained earnings	160,447	157,578	151,183
Accumulated other comprehensive income (loss)	(978)	(1,162)	(5,617)
Total shareholders’ equity	268,850	265,637	268,387
Total liabilities and shareholders’ equity	$2,738,452	$2,741,688	$2,426,330

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$4,492	$4,390	$5,758
Loans and leases	24,094	25,532	39,387
Allowance for loan and lease losses	(1,812)	(1,869)	(835)
Loans and leases, net of allowance	22,282	23,663	38,552
All other assets	191	563	555
Total assets of consolidated variable interest entities	$26,965	$28,616	$44,865

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$739	$739	$2,274
Long-term debt	5,742	6,861	8,560
All other liabilities	19	22	26
Total liabilities of consolidated variable interest entities	$6,500	$7,622	$10,860

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	September 30 2020	June 30 2020	September 30 2019
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$173,213	$171,020	$169,203
Tier 1 capital	196,637	194,441	192,029
Total capital	235,480	233,764	225,430
Risk-weighted assets	1,459,187	1,475,133	1,483,756
Common equity tier 1 capital ratio	11.9%	11.6%	11.4%
Tier 1 capital ratio	13.5	13.2	12.9
Total capital ratio	16.1	15.8	15.2

Advanced Approaches
Common equity tier 1 capital	$173,213	$171,020	$169,203
Tier 1 capital	196,637	194,441	192,029
Total capital	224,570	223,225	217,247
Risk-weighted assets	1,363,467	1,503,565	1,440,088
Common equity tier 1 capital ratio	12.7%	11.4%	11.7%
Tier 1 capital ratio	14.4	12.9	13.3
Total capital ratio	16.5	14.8	15.1

Leverage-based metrics (1)
Adjusted average assets	$2,666,645	$2,632,225	$2,335,840
Tier 1 leverage ratio	7.4%	7.4%	8.2%

Supplementary leverage exposure	$2,866,655	$2,756,799	$2,897,885
Supplementary leverage ratio	6.9%	7.1%	6.6%

Tangible equity ratio (2)	7.4	7.3	8.4
Tangible common equity ratio (2)	6.6	6.5	7.4

(1)Regulatory capital ratios at September 30, 2020 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy. Supplementary leverage exposure at September 30, 2020 and June 30, 2020 excludes U.S. Treasury Securities and deposits at Federal Reserve Banks.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 34.)

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	September 30 2020	June 30 2020	September 30 2019
Total common shareholders' equity	$245,423	$242,210	$244,781
CECL transitional amount (1)	4,411	4,302	—
Goodwill, net of related deferred tax liabilities	(68,569)	(68,570)	(68,571)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(5,853)	(5,263)	(5,210)
Intangibles, other than mortgage servicing rights and goodwill, net of related deferred tax liabilities	(1,656)	(1,221)	(1,335)
Defined benefit pension plan net assets	(1,056)	(1,025)	(986)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,245	1,108	521
Other	(732)	(521)	3
Common equity tier 1 capital	173,213	171,020	169,203
Qualifying preferred stock, net of issuance cost	23,426	23,426	23,400
Other	(2)	(5)	(574)
Total tier 1 capital	196,637	194,441	192,029
Tier 2 capital instruments	22,605	23,424	23,160
Eligible credit reserves included in tier 2 capital	16,243	5,378	2,059
Other	(5)	(18)	(1)
Total capital (2)	$235,480	$223,225	$217,247

(1)The CECL transitional amount includes the impact of the Corporation's adoption of the new CECL accounting standard on January 1, 2020 and 25 percent of the increase in reserves from January 1, 2020 through September 30, 2020.
(2)The Corporation reports Total capital under both the Standardized and Advanced approaches. The approach that yields the lower Total capital ratio is used to assess capital adequacy, which is the Standardized approach at September 30, 2020 and the Advanced approaches at June 30, 2020 and September 30, 2019. Total capital under the Advanced approaches differs from the Standardized approach due to differences in the amount permitted in Tier 2 capital related to the qualifying allowance for credit losses.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Third Quarter 2020			Second Quarter 2020			Third Quarter 2019
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$245,682	$10	0.02%	$314,661	$33	0.04%	$122,033	$453	1.47%
Time deposits placed and other short-term investments	7,686	(4)	(0.25)	8,644	5	0.25	9,863	47	1.87
Federal funds sold and securities borrowed or purchased under agreements to resell	384,221	55	0.06	312,404	26	0.03	269,129	1,242	1.83
Trading account assets	146,972	960	2.60	143,370	1,021	2.86	157,818	1,338	3.37
Debt securities	533,261	2,147	1.63	476,060	2,462	2.10	447,126	2,856	2.56
Loans and leases (2):
Residential mortgage	237,414	1,811	3.05	241,486	1,880	3.11	224,084	1,937	3.46
Home equity	37,897	284	2.99	39,308	308	3.15	43,616	552	5.03
Credit card	81,309	2,086	10.20	86,191	2,140	9.99	94,370	2,581	10.85
Direct/Indirect and other consumer	89,559	593	2.63	88,962	623	2.81	90,813	824	3.59
Total consumer	446,179	4,774	4.26	455,947	4,951	4.36	452,883	5,894	5.18
U.S. commercial	343,533	2,099	2.43	374,965	2,462	2.64	324,436	3,279	4.01
Non-U.S. commercial	102,938	531	2.05	116,040	642	2.22	105,003	905	3.42
Commercial real estate	63,262	393	2.47	65,515	430	2.64	62,185	687	4.38
Commercial lease financing	18,106	138	3.04	18,920	128	2.71	20,226	182	3.58
Total commercial	527,839	3,161	2.38	575,440	3,662	2.56	511,850	5,053	3.92
Total loans and leases	974,018	7,935	3.25	1,031,387	8,613	3.35	964,733	10,947	4.51
Other earning assets	83,086	497	2.39	72,256	508	2.82	68,018	1,181	6.90
Total earning assets	2,374,926	11,600	1.95	2,358,782	12,668	2.16	2,038,720	18,064	3.52
Cash and due from banks	32,714			31,256			25,588
Other assets, less allowance for loan and lease losses	332,044			314,148			347,915
Total assets	$2,739,684			$2,704,186			$2,412,223
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$61,228	$1	0.01%	$56,931	$2	0.01%	$51,277	$1	0.01%
Demand and money market deposit accounts	842,987	93	0.04	850,274	152	0.07	741,602	1,172	0.63
Consumer CDs and IRAs	45,921	84	0.73	50,882	123	0.97	49,811	136	1.08
Negotiable CDs, public funds and other deposits	57,499	31	0.21	81,532	56	0.29	63,936	354	2.19
Total U.S. interest-bearing deposits	1,007,635	209	0.08	1,039,619	333	0.13	906,626	1,663	0.73
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	1,108	—	0.08	1,807	—	0.04	1,721	5	1.13
Governments and official institutions	177	—	—	183	—	—	188	—	0.02
Time, savings and other	74,200	18	0.10	74,158	40	0.21	70,234	212	1.20
Total non-U.S. interest-bearing deposits	75,485	18	0.09	76,148	40	0.21	72,143	217	1.19
Total interest-bearing deposits	1,083,120	227	0.08	1,115,767	373	0.13	978,769	1,880	0.76
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	286,582	(24)	(0.03)	295,465	(72)	(0.10)	280,123	1,876	2.66
Trading account liabilities	39,689	212	2.13	40,717	223	2.20	45,750	303	2.63
Long-term debt	224,254	942	1.67	221,167	1,168	2.12	202,620	1,670	3.28
Total interest-bearing liabilities	1,633,645	1,357	0.33	1,673,116	1,692	0.41	1,507,262	5,729	1.51
Noninterest-bearing sources:
Noninterest-bearing deposits	612,368			542,430			396,283
Other liabilities (3)	226,348			222,324			238,248
Shareholders’ equity	267,323			266,316			270,430
Total liabilities and shareholders’ equity	$2,739,684			$2,704,186			$2,412,223
Net interest spread			1.62%			1.75%			2.01%
Impact of noninterest-bearing sources			0.10			0.12			0.40
Net interest income/yield on earning assets (4)		$10,243	1.72%		$10,976	1.87%		$12,335	2.41%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $34.2 billion, $35.5 billion and $38.1 billion of structured notes and liabilities for the third and second quarters of 2020 and the third quarter of 2019, respectively.
(4)Net interest income includes FTE adjustments of $114 million, $128 million and $148 million for the third and second quarters of 2020 and the third quarter of 2019, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	September 30, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$67,566	$2,349	$(51)	$69,864
Agency-collateralized mortgage obligations	5,663	189	(15)	5,837
Commercial	15,190	1,017	(1)	16,206
Non-agency residential	1,167	146	(30)	1,283
Total mortgage-backed securities	89,586	3,701	(97)	93,190
U.S. Treasury and agency securities	100,508	2,377	(7)	102,878
Non-U.S. securities	16,333	34	(13)	16,354
Other taxable securities, substantially all asset-backed securities	3,628	58	(10)	3,676
Total taxable securities	210,055	6,170	(127)	216,098
Tax-exempt securities	17,299	340	(45)	17,594
Total available-for-sale debt securities	227,354	6,510	(172)	233,692
Other debt securities carried at fair value (1)	11,982	399	(76)	12,305
Total debt securities carried at fair value	239,336	6,909	(248)	245,997
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	338,418	9,727	(228)	347,917
Total debt securities	$577,754	$16,636	$(476)	$593,914

	June 30, 2020
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$76,539	$2,501	$(41)	$78,999
Agency-collateralized mortgage obligations	6,113	198	(16)	6,295
Commercial	14,926	996	(1)	15,921
Non-agency residential	903	127	(39)	991
Total mortgage-backed securities	98,481	3,822	(97)	102,206
U.S. Treasury and agency securities	50,304	2,368	(8)	52,664
Non-U.S. securities	13,334	12	(14)	13,332
Other taxable securities, substantially all asset-backed securities	4,244	48	(40)	4,252
Total taxable securities	166,363	6,250	(159)	172,454
Tax-exempt securities	17,791	279	(92)	17,978
Total available-for-sale debt securities	184,154	6,529	(251)	190,432
Other debt securities carried at fair value (1)	12,266	295	(81)	12,480
Total debt securities carried at fair value	196,420	6,824	(332)	202,912
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	268,967	10,937	(32)	279,872
Total debt securities	$465,387	$17,761	$(364)	$482,784

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
	2020	2019
FTE basis data (1)
Net interest income	$33,493	$37,201	$10,243	$10,976	$12,274	$12,285	$12,335
Total revenue, net of interest expense	65,815	69,345	20,450	22,454	22,911	22,494	22,955
Net interest yield	1.96%	2.45%	1.72%	1.87%	2.33%	2.35%	2.41%
Efficiency ratio	62.73	60.08	70.42	59.72	58.82	58.85	66.08

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $386 million and $450 million for the nine months ended September 30, 2020 and 2019, $114 million, $128 million and $144 million for the third, second and first quarters of 2020, and $145 million and $148 million for the fourth and third quarters of 2019, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$10,243	$5,890	$1,237	$2,028	$1,108	$(20)
Noninterest income
Fees and commissions:
Card income	1,568	1,221	21	156	169	1
Service charges	1,817	837	18	845	108	9
Investment and brokerage services	3,623	68	3,105	15	440	(5)
Investment banking fees	1,769	—	93	970	739	(33)
Total fees and commissions	8,777	2,126	3,237	1,986	1,456	(28)
Market making and similar activities	1,689	—	13	16	1,726	(66)
Other income (loss)	(259)	23	59	487	(7)	(821)
Total noninterest income (loss)	10,207	2,149	3,309	2,489	3,175	(915)
Total revenue, net of interest expense	20,450	8,039	4,546	4,517	4,283	(935)
Provision for credit losses	1,389	479	24	883	21	(18)
Noninterest expense	14,401	4,842	3,530	2,365	3,104	560
Income (loss) before income taxes	4,660	2,718	992	1,269	1,158	(1,477)
Income tax expense (benefit)	(221)	666	243	343	301	(1,774)
Net income	$4,881	$2,052	$749	$926	$857	$297

Average
Total loans and leases	$974,018	$318,751	$185,587	$373,118	$72,319	$24,243
Total assets (1)	2,739,684	936,112	333,794	557,889	680,983	230,906
Total deposits	1,695,488	860,999	291,845	471,288	56,475	14,881
Quarter end
Total loans and leases	$955,172	$312,447	$187,211	$356,919	$75,475	$23,120
Total assets (1)	2,738,452	947,513	337,576	553,776	676,242	223,345
Total deposits	1,702,880	872,022	295,893	465,399	56,727	12,839

	Second Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$10,976	$5,991	$1,378	$2,363	$1,297	$(53)
Noninterest income
Fees and commissions:
Card income	1,249	1,053	18	68	111	(1)
Service charges	1,562	706	14	738	95	9
Investment and brokerage services	3,422	66	2,854	23	480	(1)
Investment banking fees	2,159	—	84	1,181	939	(45)
Total fees and commissions	8,392	1,825	2,970	2,010	1,625	(38)
Market making and similar activities	2,487	1	18	(15)	2,360	123
Other income (loss)	599	35	59	733	68	(296)
Total noninterest income (loss)	11,478	1,861	3,047	2,728	4,053	(211)
Total revenue, net of interest expense	22,454	7,852	4,425	5,091	5,350	(264)
Provision for credit losses	5,117	3,024	136	1,873	105	(21)
Noninterest expense	13,410	4,734	3,463	2,224	2,682	307
Income (loss) before income taxes	3,927	94	826	994	2,563	(550)
Income tax expense (benefit)	394	23	202	268	666	(765)
Net income	$3,533	$71	$624	$726	$1,897	$215

Average
Total loans and leases	$1,031,387	$321,558	$182,150	$423,625	$74,131	$29,923
Total assets (1)	2,704,186	885,568	327,594	578,106	663,072	249,846
Total deposits	1,658,197	810,700	287,109	493,918	45,083	21,387
Quarter end
Total loans and leases	$998,944	$325,105	$184,293	$390,108	$74,342	$25,096
Total assets (1)	2,741,688	929,193	334,190	586,078	652,068	240,159
Total deposits	1,718,666	854,017	291,740	500,918	52,842	19,149

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Third Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,335	$7,031	$1,609	$2,617	$1,016	$62
Noninterest income
Fees and commissions:
Card income	1,465	1,289	25	133	18	—
Service charges	1,975	1,098	16	763	92	6
Investment and brokerage services	3,494	74	3,001	9	419	(9)
Investment banking fees	1,533	—	89	902	585	(43)
Total fees and commissions	8,467	2,461	3,131	1,807	1,114	(46)
Market making and similar activities	2,118	1	27	85	1,580	425
Other income (loss)	35	231	137	703	153	(1,189)
Total noninterest income (loss)	10,620	2,693	3,295	2,595	2,847	(810)
Total revenue, net of interest expense	22,955	9,724	4,904	5,212	3,863	(748)
Provision for credit losses	779	917	37	120	—	(295)
Noninterest expense	15,169	4,399	3,414	2,219	2,677	2,460
Income (loss) before income taxes	7,007	4,408	1,453	2,873	1,186	(2,913)
Income tax expense (benefit)	1,230	1,080	356	776	338	(1,320)
Net income (loss)	$5,777	$3,328	$1,097	$2,097	$848	$(1,593)

Average
Total loans and leases	$964,733	$303,832	$170,414	$377,109	$71,589	$41,789
Total assets (1)	2,412,223	781,739	289,460	441,186	687,398	212,440
Total deposits	1,375,052	709,339	254,460	360,457	30,155	20,641
Quarter end
Total loans and leases	$972,910	$307,925	$172,677	$377,658	$74,979	$39,671
Total assets (1)	2,426,330	788,814	288,332	452,642	689,029	207,513
Total deposits	1,392,836	715,778	252,478	371,887	30,885	21,808

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Nine Months Ended September 30, 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$33,493	$18,743	$4,186	$7,003	$3,558	$3
Noninterest income
Fees and commissions:
Card income	4,089	3,384	56	347	301	1
Service charges	5,282	2,538	49	2,379	290	26
Investment and brokerage services	10,803	204	9,081	45	1,487	(14)
Investment banking fees	5,316	—	292	2,912	2,280	(168)
Total fees and commissions	25,490	6,126	9,478	5,683	4,358	(155)
Market making and similar activities	6,983	2	52	88	7,059	(218)
Other income (loss)	(151)	149	191	1,434	(116)	(1,809)
Total noninterest income (loss)	32,322	6,277	9,721	7,205	11,301	(2,182)
Total revenue, net of interest expense	65,815	25,020	13,907	14,208	14,859	(2,179)
Provision for credit losses	11,267	5,761	349	4,849	233	75
Noninterest expense	41,286	14,071	10,593	6,910	8,598	1,114
Income (loss) before income taxes	13,262	5,188	2,965	2,449	6,028	(3,368)
Income tax expense (benefit)	838	1,271	726	661	1,567	(3,387)
Net income	$12,424	$3,917	$2,239	$1,788	$4,461	$19

Average
Total loans and leases	$998,473	$319,084	$182,138	$394,331	$72,702	$30,218
Total assets (1)	2,646,607	877,866	321,565	534,061	685,685	227,430
Total deposits	1,598,031	803,002	280,828	449,273	45,002	19,926
Period end
Total loans and leases	$955,172	$312,447	$187,211	$356,919	$75,475	$23,120
Total assets (1)	2,738,452	947,513	337,576	553,776	676,242	223,345
Total deposits	1,702,880	872,022	295,893	465,399	56,727	12,839

	Nine Months Ended September 30, 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$37,201	$21,253	$4,917	$8,116	$2,780	$135
Noninterest income
Fees and commissions:
Card income	4,286	3,754	73	398	61	—
Service charges	5,717	3,163	50	2,225	261	18
Investment and brokerage services	10,324	223	8,805	26	1,296	(26)
Investment banking fees	4,168	—	296	2,328	1,707	(163)
Total fees and commissions	24,495	7,140	9,224	4,977	3,325	(171)
Market making and similar activities	7,267	5	90	190	5,623	1,359
Other income (loss)	382	675	394	2,059	461	(3,207)
Total noninterest income (loss)	32,144	7,820	9,708	7,226	9,409	(2,019)
Total revenue, net of interest expense	69,345	29,073	14,625	15,342	12,189	(1,884)
Provision for credit losses	2,649	2,838	63	356	(18)	(590)
Noninterest expense	41,661	13,178	10,302	6,697	8,109	3,375
Income (loss) before income taxes	25,035	13,057	4,260	8,289	4,098	(4,669)
Income tax expense (benefit)	4,599	3,199	1,044	2,238	1,168	(3,050)
Net income (loss)	$20,436	$9,858	$3,216	$6,051	$2,930	$(1,619)

Average
Total loans and leases	$953,169	$297,538	$167,069	$373,275	$70,757	$44,530
Total assets (1)	2,390,943	776,884	292,114	437,570	679,040	205,335
Total deposits	1,370,178	704,522	256,720	357,413	30,878	20,645
Period end
Total loans and leases	$972,910	$307,925	$172,677	$377,658	$74,979	$39,671
Total assets (1)	2,426,330	788,814	288,332	452,642	689,029	207,513
Total deposits	1,392,836	715,778	252,478	371,887	30,885	21,808

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
	2020	2019
Net interest income	$18,743	$21,253	$5,890	$5,991	$6,862	$6,905	$7,031
Noninterest income:
Card income	3,384	3,754	1,221	1,053	1,110	1,330	1,289
Service charges	2,538	3,163	837	706	995	1,056	1,098
All other income	355	903	91	102	162	223	306
Total noninterest income	6,277	7,820	2,149	1,861	2,267	2,609	2,693
Total revenue, net of interest expense	25,020	29,073	8,039	7,852	9,129	9,514	9,724

Provision for credit losses	5,761	2,838	479	3,024	2,258	934	917

Noninterest expense	14,071	13,178	4,842	4,734	4,495	4,468	4,399
Income before income taxes	5,188	13,057	2,718	94	2,376	4,112	4,408
Income tax expense	1,271	3,199	666	23	582	1,007	1,080
Net income	$3,917	$9,858	$2,052	$71	$1,794	$3,105	$3,328

Net interest yield	2.98%	3.87%	2.61%	2.85%	3.57%	3.65%	3.77%
Return on average allocated capital (1)	14	36	21	1	19	33	36
Efficiency ratio	56.24	45.33	60.23	60.30	49.23	46.96	45.23

Balance Sheet
Average
Total loans and leases	$319,084	$297,538	$318,751	$321,558	$316,946	$311,008	$303,832
Total earning assets (2)	838,792	735,014	896,867	845,236	773,635	750,064	739,802
Total assets (2)	877,866	776,884	936,112	885,568	811,277	792,190	781,739
Total deposits	803,002	704,522	860,999	810,700	736,669	719,668	709,339
Allocated capital (1)	38,500	37,000	38,500	38,500	38,500	37,000	37,000

Period end
Total loans and leases	$312,447	$307,925	$312,447	$325,105	$317,535	$317,409	$307,925
Total earning assets (2)	906,994	747,279	906,994	890,244	800,143	760,174	747,279
Total assets (2)	947,513	788,814	947,513	929,193	837,522	804,093	788,814
Total deposits	872,022	715,778	872,022	854,017	762,387	730,745	715,778

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
	2020	2019
Average deposit balances
Checking	$440,507	$371,924	$479,963	$446,445	$394,678	$384,256	$376,821
Savings	54,945	50,994	59,817	55,607	49,358	49,048	50,013
MMS	262,927	241,141	277,896	263,703	247,018	242,147	239,941
CDs and IRAs	41,715	37,639	40,163	42,256	42,743	41,378	39,727
Other	2,908	2,824	3,160	2,689	2,872	2,839	2,837
Total average deposit balances	$803,002	$704,522	$860,999	$810,700	$736,669	$719,668	$709,339

Deposit spreads (excludes noninterest costs)
Checking	2.14%	2.32%	2.07%	2.14%	2.22%	2.26%	2.31%
Savings	2.40	2.53	2.35	2.39	2.45	2.47	2.53
MMS	1.81	2.47	1.59	1.68	2.19	2.25	2.46
CDs and IRAs	0.98	2.16	0.72	0.93	1.28	1.57	1.88
Other	1.21	2.60	0.60	1.28	1.88	2.11	2.42
Total deposit spreads	1.98	2.38	1.87	1.94	2.17	2.23	2.35

Consumer investment assets	$266,733	$223,199	$266,733	$246,146	$212,227	$240,132	$223,199

Active digital banking users (units in thousands) (1)	39,267	37,981	39,267	39,294	39,075	38,266	37,981
Active mobile banking users (units in thousands)	30,601	28,703	30,601	30,307	29,820	29,174	28,703
Financial centers	4,309	4,302	4,309	4,298	4,297	4,300	4,302
ATMs	16,962	16,626	16,962	16,862	16,855	16,788	16,626

Total credit card (2)
Loans
Average credit card outstandings	$87,302	$94,333	$81,309	$86,191	$94,471	$94,951	$94,370
Ending credit card outstandings	79,834	94,946	79,834	84,244	91,890	97,608	94,946
Credit quality
Net charge-offs	$1,944	$2,224	$509	$665	$770	$724	$717
	2.97%	3.15%	2.49%	3.10%	3.28%	3.03%	3.01%
30+ delinquency	$1,270	$1,937	$1,270	$1,420	$1,900	$2,035	$1,937
	1.59%	2.04%	1.59%	1.69%	2.07%	2.09%	2.04%
90+ delinquency	$545	$960	$545	$782	$991	$1,042	$960
	0.68%	1.01%	0.68%	0.93%	1.08%	1.07%	1.01%
Other total credit card indicators (2)
Gross interest yield	10.21%	10.80%	10.16%	9.95%	10.49%	10.63%	10.85%
Risk-adjusted margin	8.66	8.14	9.66	8.49	7.94	8.68	8.45
New accounts (in thousands)	1,991	3,274	487	449	1,055	1,046	1,172
Purchase volumes	$182,133	$204,135	$64,060	$53,694	$64,379	$73,717	$71,096

Debit card data
Purchase volumes	$280,222	$267,204	$102,004	$89,631	$88,588	$93,468	$90,942

Loan production (3)
Consumer Banking:
First mortgage	$35,228	$34,534	$7,298	$15,049	$12,881	$14,645	$13,622
Home equity	6,555	7,109	738	3,176	2,641	2,646	2,219
Total (4):
First mortgage	$55,422	$50,353	$13,360	$23,124	$18,938	$22,114	$20,664
Home equity	7,691	8,132	984	3,683	3,024	2,999	2,539

(1)    Active digital banking users represents mobile and/or online users.
(2)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(3)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(4)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Third Quarter 2020			Second Quarter 2020
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$5,890	$3,244	$2,646	$5,991	$3,299	$2,692
Noninterest income:
Card income	1,221	(3)	1,224	1,053	(4)	1,057
Service charges	837	836	1	706	706	—
All other income	91	85	6	102	62	40
Total noninterest income	2,149	918	1,231	1,861	764	1,097
Total revenue, net of interest expense	8,039	4,162	3,877	7,852	4,063	3,789

Provision for credit losses	479	59	420	3,024	154	2,870

Noninterest expense	4,842	2,938	1,904	4,734	2,869	1,865
Income (loss) before income taxes	2,718	1,165	1,553	94	1,040	(946)
Income tax expense (benefit)	666	285	381	23	255	(232)
Net income (loss)	$2,052	$880	$1,172	$71	$785	$(714)

Net interest yield	2.61%	1.52%	3.35%	2.85%	1.66%	3.42%
Return on average allocated capital (1)	21	29	18	1	26	(11)
Efficiency ratio	60.23	70.60	49.10	60.30	70.62	49.23

Balance Sheet
Average
Total loans and leases	$318,751	$5,046	$313,705	$321,558	$5,314	$316,244
Total earning assets (2)	896,867	849,189	314,079	845,236	801,391	316,622
Total assets (2)	936,112	886,406	316,107	885,568	837,367	320,978
Total deposits	860,999	853,452	7,547	810,700	804,418	6,282
Allocated capital (1)	38,500	12,000	26,500	38,500	12,000	26,500

Period end
Total loans and leases	$312,447	$4,909	$307,538	$325,105	$5,146	$319,959
Total earning assets (2)	906,994	859,659	307,985	890,244	843,131	320,461
Total assets (2)	947,513	897,182	310,981	929,193	879,641	322,900
Total deposits	872,022	864,100	7,922	854,017	846,622	7,395

				Third Quarter 2019
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$7,031	$4,196	$2,835
Noninterest income:
Card income				1,289	(11)	1,300
Service charges				1,098	1,098	—
All other income				306	232	74
Total noninterest income				2,693	1,319	1,374
Total revenue, net of interest expense				9,724	5,515	4,209

Provision for credit losses				917	84	833

Noninterest expense				4,399	2,664	1,735
Income before income taxes				4,408	2,767	1,641
Income tax expense				1,080	678	402
Net income				$3,328	$2,089	$1,239

Net interest yield				3.77%	2.37%	3.76%
Return on average allocated capital (1)				36	69	20
Efficiency ratio				45.23	48.29	41.23

Balance Sheet
Average
Total loans and leases				$303,832	$5,404	$298,428
Total earning assets (2)				739,802	703,926	299,041
Total assets (2)				781,739	735,913	308,991
Total deposits				709,339	703,628	5,711
Allocated capital (1)				37,000	12,000	25,000

Period end
Total loans and leases				$307,925	$5,447	$302,478
Total earning assets (2)				747,279	711,052	303,195
Total assets (2)				788,814	742,654	313,128
Total deposits				715,778	710,212	5,566

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Nine Months Ended September 30
	2020			2019
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$18,743	$10,491	$8,252	$21,253	$12,867	$8,386
Noninterest income:
Card income	3,384	(15)	3,399	3,754	(24)	3,778
Service charges	2,538	2,537	1	3,163	3,162	1
All other income	355	244	111	903	673	230
Total noninterest income	6,277	2,766	3,511	7,820	3,811	4,009
Total revenue, net of interest expense	25,020	13,257	11,763	29,073	16,678	12,395

Provision for credit losses	5,761	328	5,433	2,838	173	2,665

Noninterest expense	14,071	8,532	5,539	13,178	7,993	5,185
Income before income taxes	5,188	4,397	791	13,057	8,512	4,545
Income tax expense	1,271	1,077	194	3,199	2,086	1,113
Net income	$3,917	$3,320	$597	$9,858	$6,426	$3,432

Net interest yield	2.98%	1.76%	3.51%	3.87%	2.46%	3.83%
Return on average allocated capital (1)	14	37	3	36	72	18
Efficiency ratio	56.24	64.36	47.09	45.33	47.92	41.84

Balance Sheet
Average
Total loans and leases	$319,084	$5,264	$313,820	$297,538	$5,350	$292,188
Total earning assets (2)	838,792	794,370	314,275	735,014	699,944	292,641
Total assets (2)	877,866	829,505	318,214	776,884	731,593	302,862
Total deposits	803,002	796,591	6,411	704,522	699,280	5,242
Allocated capital (1)	38,500	12,000	26,500	37,000	12,000	25,000

Period end
Total loans and leases	$312,447	$4,909	$307,538	$307,925	$5,447	$302,478
Total earning assets (2)	906,994	859,659	307,985	747,279	711,052	303,195
Total assets (2)	947,513	897,182	310,981	788,814	742,654	313,128
Total deposits	872,022	864,100	7,922	715,778	710,212	5,566

For footnotes, see page 16.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
	2020	2019
Net interest income	$4,186	$4,917	$1,237	$1,378	$1,571	$1,587	$1,609
Noninterest income:
Investment and brokerage services	9,081	8,805	3,105	2,854	3,122	3,065	3,001
All other income	640	903	204	193	243	261	294
Total noninterest income	9,721	9,708	3,309	3,047	3,365	3,326	3,295
Total revenue, net of interest expense	13,907	14,625	4,546	4,425	4,936	4,913	4,904

Provision for credit losses	349	63	24	136	189	19	37

Noninterest expense	10,593	10,302	3,530	3,463	3,600	3,523	3,414
Income before income taxes	2,965	4,260	992	826	1,147	1,371	1,453
Income tax expense	726	1,044	243	202	281	336	356
Net income	$2,239	$3,216	$749	$624	$866	$1,035	$1,097

Net interest yield	1.81%	2.35%	1.53%	1.76%	2.17%	2.25%	2.30%
Return on average allocated capital (1)	20	30	20	17	23	28	30
Efficiency ratio	76.17	70.44	77.63	78.25	72.94	71.71	69.61

Balance Sheet
Average
Total loans and leases	$182,138	$167,069	$185,587	$182,150	$178,639	$174,374	$170,414
Total earning assets (2)	309,240	279,784	321,410	315,258	290,919	279,374	277,343
Total assets (2)	321,565	292,114	333,794	327,594	303,173	291,723	289,460
Total deposits	280,828	256,720	291,845	287,109	263,411	255,912	254,460
Allocated capital (1)	15,000	14,500	15,000	15,000	15,000	14,500	14,500

Period end
Total loans and leases	$187,211	$172,677	$187,211	$184,293	$181,492	$176,600	$172,677
Total earning assets (2)	324,889	275,872	324,889	321,846	311,124	287,201	275,872
Total assets (2)	337,576	288,332	337,576	334,190	323,866	299,770	288,332
Total deposits	295,893	252,478	295,893	291,740	282,395	263,113	252,478

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Nine Months Ended September 30		Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
	2020	2019
Revenue by Business
Merrill Lynch Global Wealth Management	$11,446	$12,065	$3,748	$3,625	$4,073	$4,046	$4,053
Bank of America Private Bank	2,461	2,559	798	800	863	867	851
Total revenue, net of interest expense	$13,907	$14,624	$4,546	$4,425	$4,936	$4,913	$4,904

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,570,252	$2,443,614	$2,570,252	$2,449,305	$2,215,531	$2,558,102	$2,443,614
Bank of America Private Bank	496,369	462,347	496,369	478,521	443,080	489,690	462,347
Total client balances	$3,066,621	$2,905,961	$3,066,621	$2,927,826	$2,658,611	$3,047,792	$2,905,961

Client Balances by Type, at period end
Assets under management (1)	$1,286,145	$1,212,120	$1,286,145	$1,219,748	$1,092,482	$1,275,555	$1,212,120
Brokerage and other assets	1,344,538	1,305,926	1,344,538	1,282,044	1,155,461	1,372,733	1,305,926
Deposits	295,893	252,466	295,893	291,740	282,395	263,103	252,466
Loans and leases (2)	189,952	175,579	189,952	187,004	184,011	179,296	175,579
Less: Managed deposits in assets under management	(49,907)	(40,130)	(49,907)	(52,710)	(55,738)	(42,895)	(40,130)
Total client balances	$3,066,621	$2,905,961	$3,066,621	$2,927,826	$2,658,611	$3,047,792	$2,905,961

Assets Under Management Rollforward
Assets under management, beginning balance	$1,275,555	$1,072,234	$1,219,748	$1,092,482	$1,275,555	$1,212,120	$1,203,783
Net client flows	11,993	16,721	1,385	3,573	7,035	8,144	5,529
Market valuation/other	(1,403)	123,165	65,012	123,693	(190,108)	55,291	2,808
Total assets under management, ending balance	$1,286,145	$1,212,120	$1,286,145	$1,219,748	$1,092,482	$1,275,555	$1,212,120

Associates, at period end
Number of financial advisors	17,760	17,657	17,760	17,888	17,646	17,458	17,657
Total wealth advisors, including financial advisors	19,673	19,672	19,673	19,851	19,628	19,440	19,672
Total primary sales professionals, including financial advisors and wealth advisors	21,271	20,775	21,271	21,198	20,851	20,586	20,775

Merrill Lynch Global Wealth Management Metric
Financial advisor productivity (in thousands)	$1,111	$1,073	$1,125	$1,069	$1,138	$1,108	$1,096

Bank of America Private Bank Metric, at period end
Primary sales professionals	1,770	1,811	1,770	1,781	1,778	1,766	1,811

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
	2020	2019
Net interest income	$7,003	$8,116	$2,028	$2,363	$2,612	$2,559	$2,617
Noninterest income:
Service charges	2,379	2,225	845	738	796	790	763
Investment banking fees	2,912	2,328	970	1,181	761	809	902
All other income	1,914	2,673	674	809	431	983	930
Total noninterest income	7,205	7,226	2,489	2,728	1,988	2,582	2,595
Total revenue, net of interest expense	14,208	15,342	4,517	5,091	4,600	5,141	5,212

Provision for credit losses	4,849	356	883	1,873	2,093	58	120

Noninterest expense	6,910	6,697	2,365	2,224	2,321	2,320	2,219
Income before income taxes	2,449	8,289	1,269	994	186	2,763	2,873
Income tax expense	661	2,238	343	268	50	746	776
Net income	$1,788	$6,051	$926	$726	$136	$2,017	$2,097

Net interest yield	1.96%	2.84%	1.61%	1.82%	2.57%	2.51%	2.69%
Return on average allocated capital (1)	6	20	9	7	1	20	20
Efficiency ratio	48.63	43.65	52.36	43.68	50.44	45.11	42.58

Balance Sheet
Average
Total loans and leases	$394,331	$373,275	$373,118	$423,625	$386,483	$377,359	$377,109
Total earning assets (2)	477,606	382,711	501,572	521,930	409,052	404,299	385,999
Total assets (2)	534,061	437,570	557,889	578,106	465,926	459,444	441,186
Total deposits	449,273	357,413	471,288	493,918	382,373	378,510	360,457
Allocated capital (1)	42,500	41,000	42,500	42,500	42,500	41,000	41,000

Period end
Total loans and leases	$356,919	$377,658	$356,919	$390,108	$437,122	$379,268	$377,658
Total earning assets (2)	496,825	397,589	496,825	531,649	505,451	407,180	397,589
Total assets (2)	553,776	452,642	553,776	586,078	562,529	464,032	452,642
Total deposits	465,399	371,887	465,399	500,918	477,108	383,180	371,887

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
	2020	2019
Investment Banking fees (1)
Advisory (2)	$948	$984	$356	$345	$247	$352	$427
Debt issuance	1,247	1,007	320	503	424	341	356
Equity issuance	717	337	294	333	90	116	119
Total Investment Banking fees (3)	$2,912	$2,328	$970	$1,181	$761	$809	$902

Business Lending
Corporate	$2,658	$2,992	$791	$916	$951	$1,002	$1,024
Commercial	2,815	3,100	953	881	981	1,032	1,020
Business Banking	207	275	59	66	82	88	91
Total Business Lending revenue	$5,680	$6,367	$1,803	$1,863	$2,014	$2,122	$2,135

Global Transaction Services
Corporate	$2,314	$2,979	$658	$785	$871	$1,015	$967
Commercial	2,432	2,642	745	809	878	857	862
Business Banking	682	800	209	217	256	264	267
Total Global Transaction Services revenue	$5,428	$6,421	$1,612	$1,811	$2,005	$2,136	$2,096

Average deposit balances
Interest-bearing	$213,142	$189,517	$190,417	$242,408	$206,851	$209,343	$197,801
Noninterest-bearing	236,131	167,896	280,871	251,510	175,522	169,167	162,656
Total average deposits	$449,273	$357,413	$471,288	$493,918	$382,373	$378,510	$360,457

Loan spread	1.43%	1.42%	1.52%	1.37%	1.40%	1.37%	1.41%

Provision for credit losses	$4,849	$356	$883	$1,873	$2,093	$58	$120

Credit quality (4, 5)
Reservable criticized utilized exposure	$30,803	$10,346	$30,803	$22,900	$15,187	$9,996	$10,346
	8.18%	2.61%	8.18%	5.62%	3.34%	2.51%	2.61%

Nonperforming loans, leases and foreclosed properties	$1,935	$1,208	$1,935	$2,035	$1,700	$1,333	$1,208
	0.55%	0.32%	0.55%	0.53%	0.39%	0.36%	0.32%

Average loans and leases by product
U.S. commercial	$230,514	$216,653	$218,063	$252,649	$220,967	$217,326	$219,324
Non-U.S. commercial	91,046	84,326	83,950	96,742	92,526	87,872	86,016
Commercial real estate	53,515	50,866	52,607	54,938	53,009	51,761	51,069
Commercial lease financing	19,255	21,429	18,498	19,293	19,980	20,399	20,700
Other	1	1	—	3	1	1	—
Total average loans and leases	$394,331	$373,275	$373,118	$423,625	$386,483	$377,359	$377,109

Total Corporation Investment Banking fees
Advisory (2)	$1,072	$1,083	$397	$406	$269	$377	$452
Debt issuance	2,725	2,310	740	1,058	927	797	816
Equity issuance	1,687	937	664	740	283	322	308
Total investment banking fees including self-led deals	5,484	4,330	1,801	2,204	1,479	1,496	1,576
Self-led deals	(168)	(162)	(32)	(45)	(91)	(22)	(43)
Total Investment Banking fees	$5,316	$4,168	$1,769	$2,159	$1,388	$1,474	$1,533

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
	2020	2019
Net interest income	$3,558	$2,780	$1,108	$1,297	$1,153	$1,135	$1,016
Noninterest income:
Investment and brokerage services	1,487	1,296	440	480	567	442	419
Investment banking fees	2,280	1,707	739	939	602	581	585
Market making and similar activities	7,059	5,623	1,726	2,360	2,973	1,441	1,580
All other income	475	783	270	274	(69)	(174)	263
Total noninterest income	11,301	9,409	3,175	4,053	4,073	2,290	2,847
Total revenue, net of interest expense (1)	14,859	12,189	4,283	5,350	5,226	3,425	3,863

Provision for credit losses	233	(18)	21	105	107	9	—

Noninterest expense	8,598	8,109	3,104	2,682	2,812	2,613	2,677
Income before income taxes	6,028	4,098	1,158	2,563	2,307	803	1,186
Income tax expense	1,567	1,168	301	666	600	229	338
Net income	$4,461	$2,930	$857	$1,897	$1,707	$574	$848

Return on average allocated capital (2)	17%	11%	9%	21%	19%	7%	10%
Efficiency ratio	57.86	66.53	72.42	50.15	53.81	76.29	69.31

Balance Sheet
Average
Total trading-related assets	$485,142	$489,858	$485,314	$466,990	$503,119	$489,260	$498,796
Total loans and leases	72,702	70,757	72,319	74,131	71,660	73,044	71,589
Total earning assets	485,448	474,481	476,182	478,648	501,616	481,401	476,919
Total assets	685,685	679,040	680,983	663,072	713,051	680,071	687,398
Total deposits	45,002	30,878	56,475	45,083	33,323	32,866	30,155
Allocated capital (2)	36,000	35,000	36,000	36,000	36,000	35,000	35,000

Period end
Total trading-related assets	$477,552	$497,212	$477,552	$468,309	$439,684	$452,499	$497,212
Total loans and leases	75,475	74,979	75,475	74,342	78,591	72,993	74,979
Total earning assets	461,855	478,303	461,855	462,184	465,632	471,701	478,303
Total assets	676,242	689,029	676,242	652,068	654,939	641,809	689,029
Total deposits	56,727	30,885	56,727	52,842	38,536	34,676	30,885

Trading-related assets (average)
Trading account securities	$241,753	$246,077	$251,735	$216,157	$257,254	$247,097	$261,182
Reverse repurchases	106,968	117,087	100,395	104,883	115,698	116,280	110,907
Securities borrowed	88,734	82,772	86,508	96,448	83,271	84,533	80,641
Derivative assets	47,687	43,922	46,676	49,502	46,896	41,350	46,066
Total trading-related assets	$485,142	$489,858	$485,314	$466,990	$503,119	$489,260	$498,796

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
	2020	2019
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$7,905	$6,435	$2,019	$2,941	$2,945	$1,754	$2,056
Equities	4,105	3,478	1,205	1,210	1,690	1,015	1,152
Total sales and trading revenue	$12,010	$9,913	$3,224	$4,151	$4,635	$2,769	$3,208

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed-income, currencies and commodities	$7,983	$6,562	$2,126	$3,186	$2,671	$1,835	$2,074
Equities	4,104	3,487	1,214	1,226	1,664	1,020	1,149
Total sales and trading revenue, excluding net debit valuation adjustment	$12,087	$10,049	$3,340	$4,412	$4,335	$2,855	$3,223

Sales and trading revenue breakdown
Net interest income	$3,142	$2,301	$960	$1,158	$1,024	$1,008	$886
Commissions	1,456	1,266	429	470	557	432	410
Trading	7,058	5,621	1,725	2,360	2,973	1,441	1,580
Other	354	725	110	163	81	(112)	332
Total sales and trading revenue	$12,010	$9,913	$3,224	$4,151	$4,635	$2,769	$3,208

(1)    Includes Global Banking sales and trading revenue of $378 million and $399 million for the nine months ended September 30, 2020 and 2019, and $86 million, $65 million and $227 million for the third, second and first quarters of 2020, and $139 million and $152 million for the fourth and third quarters of 2019, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
	2020	2019
Net interest income	$3	$135	$(20)	$(53)	$76	$99	$62
Noninterest income (loss)	(2,182)	(2,019)	(915)	(211)	(1,056)	(598)	(810)
Total revenue, net of interest expense	(2,179)	(1,884)	(935)	(264)	(980)	(499)	(748)

Provision for credit losses	75	(590)	(18)	(21)	114	(79)	(295)

Noninterest expense	1,114	3,375	560	307	247	315	2,460
Loss before income taxes	(3,368)	(4,669)	(1,477)	(550)	(1,341)	(735)	(2,913)
Income tax expense (benefit)	(3,387)	(3,050)	(1,774)	(765)	(848)	(998)	(1,320)
Net income (loss)	$19	$(1,619)	$297	$215	$(493)	$263	$(1,593)

Balance Sheet
Average
Total loans and leases	$30,218	$44,530	$24,243	$29,923	$36,555	$38,201	$41,789
Total assets (2)	227,430	205,335	230,906	249,846	201,501	226,577	212,440
Total deposits	19,926	20,645	14,881	21,387	23,560	23,483	20,641

Period end
Total loans and leases	$23,120	$39,671	$23,120	$25,096	$36,045	$37,156	$39,671
Total assets (3)	223,345	207,513	223,345	240,159	241,098	224,375	207,513
Total deposits	12,839	21,808	12,839	19,149	22,899	23,089	21,808

(1)All Other consists of asset and liability management (ALM) activities, equity investments, non-core mortgage loans and servicing activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass certain residential mortgages, debt securities, and interest rate and foreign currency risk management activities. Substantially all of the results of ALM activities are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $714.2 billion and $540.9 billion for the nine months ended September 30, 2020 and 2019, $828.3 billion, $740.7 billion and $572.2 billion for the third, second and first quarters of 2020, and $554.2 billion and $536.8 billion for the fourth and third quarters of 2019, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $857.8 billion, $829.1 billion, $665.8 billion, $565.4 billion and $546.5 billion at September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, respectively.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	September 30 2020	June 30 2020	September 30 2019
Consumer
Residential mortgage	$232,718	$239,500	$227,472
Home equity	36,530	38,396	41,574
Credit card	79,834	84,244	94,946
Direct/Indirect consumer (1)	89,914	88,628	90,836
Other consumer (2)	140	120	208
Total consumer loans excluding loans accounted for under the fair value option	439,136	450,888	455,036
Consumer loans accounted for under the fair value option (3)	657	684	640
Total consumer	439,793	451,572	455,676

Commercial
U.S. commercial	293,934	313,938	310,982
Non-U.S. commercial	96,151	103,684	101,084
Commercial real estate (4)	62,454	64,095	62,798
Commercial lease financing	17,413	18,200	20,107
	469,952	499,917	494,971
U.S. small business commercial (5)	38,850	38,963	15,229
Total commercial loans excluding loans accounted for under the fair value option	508,802	538,880	510,200
Commercial loans accounted for under the fair value option (3)	6,577	8,492	7,034
Total commercial	515,379	547,372	517,234
Total loans and leases	$955,172	$998,944	$972,910

(1)Includes primarily auto and specialty lending loans and leases of $47.1 billion, $48.4 billion and $50.3 billion, U.S. securities-based lending loans of $39.0 billion, $36.6 billion and $36.5 billion and non-U.S. consumer loans of $2.9 billion, $2.8 billion and $3.0 billion at September 30, 2020, June 30, 2020 and September 30, 2019, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $314 million, $330 million and $275 million and home equity loans of $343 million, $354 million and $365 million at September 30, 2020, June 30, 2020 and September 30, 2019, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $3.4 billion, $5.1 billion and $4.7 billion and non-U.S. commercial loans of $3.2 billion, $3.4 billion and $2.4 billion at September 30, 2020, June 30, 2020 and September 30, 2019, respectively.
(4)Includes U.S. commercial real estate loans of $58.7 billion, $60.6 billion and $58.1 billion and non-U.S. commercial real estate loans of $3.7 billion, $3.5 billion and $4.7 billion at September 30, 2020, June 30, 2020 and September 30, 2019, respectively.
(5)Includes card-related products.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$237,414	$127,546	$89,926	$—	$—	$19,942
Home equity	37,897	30,069	3,128	—	302	4,398
Credit card	81,309	78,915	2,394	—	—	—
Direct/Indirect and other consumer	89,559	48,137	41,420	—	—	2
Total consumer	446,179	284,667	136,868	—	302	24,342

Commercial
U.S. commercial	343,533	34,069	43,401	218,063	47,691	309
Non-U.S. commercial	102,938	—	837	83,950	18,146	5
Commercial real estate	63,262	15	4,480	52,607	6,154	6
Commercial lease financing	18,106	—	1	18,498	26	(419)
Total commercial	527,839	34,084	48,719	373,118	72,017	(99)
Total loans and leases	$974,018	$318,751	$185,587	$373,118	$72,319	$24,243

	Second Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$241,486	$127,380	$88,718	$3	$—	$25,385
Home equity	39,308	31,220	3,160	—	304	4,624
Credit card	86,191	83,890	2,301	—	—	—
Direct/Indirect and other consumer	88,962	49,390	39,569	—	—	3
Total consumer	455,947	291,880	133,748	3	304	30,012

Commercial
U.S. commercial	374,965	29,662	43,244	252,649	49,184	226
Non-U.S. commercial	116,040	—	675	96,742	18,520	103
Commercial real estate	65,515	16	4,482	54,938	6,069	10
Commercial lease financing	18,920	—	1	19,293	54	(428)
Total commercial	575,440	29,678	48,402	423,622	73,827	(89)
Total loans and leases	$1,031,387	$321,558	$182,150	$423,625	$74,131	$29,923

	Third Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$224,084	$107,527	$80,959	$—	$—	$35,598
Home equity	43,616	33,585	3,326	—	352	6,353
Credit card	94,370	91,595	2,775	—	—	—
Direct/Indirect and other consumer	90,813	50,738	40,072	—	—	3
Total consumer	452,883	283,445	127,132	—	352	41,954

Commercial
U.S. commercial	324,436	20,372	39,289	219,324	45,083	368
Non-U.S. commercial	105,003	—	88	86,016	18,967	(68)
Commercial real estate	62,185	15	3,902	51,069	7,187	12
Commercial lease financing	20,226	—	3	20,700	—	(477)
Total commercial	511,850	20,387	43,282	377,109	71,237	(165)
Total loans and leases	$964,733	$303,832	$170,414	$377,109	$71,589	$41,789

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4, 6)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	September 30 2020	June 30 2020	September 30 2019	September 30 2020	June 30 2020	September 30 2019
Asset managers and funds	$63,360	$64,237	$73,822	$97,508	$100,773	$109,841
Real estate (5)	72,105	74,181	70,643	95,251	96,124	93,625
Capital goods	42,899	47,711	41,651	83,115	85,715	79,308
Finance companies	43,396	40,661	37,502	66,949	63,767	59,923
Healthcare equipment and services	36,554	39,716	34,563	61,077	63,759	56,649
Government and public education	43,699	43,787	42,802	56,785	55,972	54,177
Materials	25,478	28,771	27,647	51,305	52,417	52,293
Retailing	27,085	29,564	27,354	49,599	49,813	48,874
Consumer services	32,016	34,245	25,959	48,631	48,300	46,335
Food, beverage and tobacco	22,706	24,633	23,587	44,967	46,159	44,609
Commercial services and supplies	22,274	24,686	22,328	39,211	38,147	37,855
Transportation	25,157	26,309	25,440	34,661	35,473	34,638
Energy	15,432	16,954	15,660	34,495	37,386	35,750
Utilities	12,488	13,310	11,938	29,501	29,978	28,899
Individuals and trusts	21,171	20,460	18,887	27,954	28,364	26,303
Media	13,616	14,457	13,285	25,802	26,396	23,645
Global commercial banks	21,295	25,096	23,602	23,424	27,507	25,687
Technology hardware and equipment	9,875	10,280	11,287	22,563	22,485	25,379
Software and services	10,767	11,721	10,257	21,104	20,963	20,098
Consumer durables and apparel	10,053	10,931	10,174	20,972	21,061	21,459
Automobiles and components	11,916	12,417	8,033	19,391	18,609	15,176
Vehicle dealers	14,598	15,369	17,332	18,457	19,798	20,580
Pharmaceuticals and biotechnology	5,142	6,790	6,261	15,634	17,565	27,051
Insurance	6,310	6,791	6,966	13,962	14,227	13,804
Telecommunication services	7,063	7,939	8,580	13,441	13,581	15,980
Food and staples retailing	5,166	6,383	5,642	10,449	10,628	9,871
Financial markets infrastructure (clearinghouses)	4,587	4,852	11,864	7,216	7,330	14,316
Religious and social organizations	4,987	5,404	4,104	6,910	7,240	5,950
Total commercial credit exposure by industry	$631,195	$667,655	$637,170	$1,040,334	$1,059,537	$1,048,075

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $41.3 billion, $42.2 billion and $40.7 billion at September 30, 2020, June 30, 2020 and September 30, 2019, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $35.0 billion, $32.2 billion and $35.1 billion, which consists primarily of other marketable securities, at September 30, 2020, June 30, 2020 and September 30, 2019, respectively.
(2)Total utilized and total committed exposure includes loans of $6.6 billion, $8.5 billion and $7.0 billion and issued letters of credit with a notional amount of $121 million, $152 million and $115 million accounted for under the fair value option at September 30, 2020, June 30, 2020 and September 30, 2019, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $3.2 billion, $2.6 billion and $4.7 billion at September 30, 2020, June 30, 2020 and September 30, 2019, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.
(6)September 30, 2020 and June 30, 2020 include $24.7 billion and $24.4 billion of Paycheck Protection Program loan exposure across impacted industries.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure	Securities/ Other Investments (2)	Country Exposure at September 30 2020	Hedges and Credit Default Protection (3)	Net Country Exposure at September 30 2020 (4)	Increase (Decrease) from June 30 2020
United Kingdom	$31,825	$16,188	$6,197	$2,836	$57,046	$(2,015)	$55,031	$(5,983)
Germany	35,523	9,366	2,389	5,353	52,631	(2,564)	50,067	143
Japan	20,481	1,004	1,560	2,558	25,603	(983)	24,620	(40)
France	11,340	8,436	1,308	4,942	26,026	(1,740)	24,286	3,204
Canada	8,148	9,043	1,323	2,082	20,596	(720)	19,876	(619)
Australia	6,610	3,660	454	2,893	13,617	(367)	13,250	422
China	9,182	41	1,126	2,343	12,692	(203)	12,489	(339)
Brazil	6,478	730	272	3,907	11,387	(320)	11,067	(230)
Netherlands	6,579	3,081	590	1,592	11,842	(810)	11,032	(513)
India	5,597	151	448	3,897	10,093	(224)	9,869	(13)
Switzerland	5,752	2,921	156	230	9,059	(395)	8,664	(503)
South Korea	5,486	854	459	1,824	8,623	(127)	8,496	(111)
Singapore	3,997	230	354	3,809	8,390	(57)	8,333	918
Mexico	3,920	1,225	201	1,663	7,009	(139)	6,870	(220)
Belgium	4,271	1,310	534	901	7,016	(250)	6,766	365
Hong Kong	4,723	220	512	1,167	6,622	(26)	6,596	(192)
Spain	2,926	1,343	306	789	5,364	(303)	5,061	(200)
Ireland	3,272	930	103	389	4,694	(11)	4,683	63
Italy	2,610	1,222	562	1,310	5,704	(1,065)	4,639	(1,377)
United Arab Emirates	2,545	139	217	52	2,953	(41)	2,912	(585)
Total top 20 non-U.S. countries exposure	$181,265	$62,094	$19,071	$44,537	$306,967	$(12,360)	$294,607	$(5,810)
(1)Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.
(2)Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.
(3)Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation’s risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.
(4)    Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	September 30 2020	June 30 2020	March 31 2020	December 31 2019	September 30 2019
Residential mortgage	$1,675	$1,552	$1,580	$1,470	$1,551
Home equity	640	594	578	536	585
Direct/Indirect consumer	42	45	46	47	53
Total consumer	2,357	2,191	2,204	2,053	2,189
U.S. commercial	1,351	1,247	1,240	1,094	966
Non-U.S. commercial	338	387	90	43	51
Commercial real estate	414	474	408	280	185
Commercial lease financing	14	17	44	32	35
	2,117	2,125	1,782	1,449	1,237
U.S. small business commercial	76	77	70	50	50
Total commercial	2,193	2,202	1,852	1,499	1,287
Total nonperforming loans and leases	4,550	4,393	4,056	3,552	3,476
Foreclosed properties (1)	180	218	275	285	247
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$4,730	$4,611	$4,331	$3,837	$3,723

Fully-insured home loans past due 30 days or more and still accruing	$1,213	$1,153	$1,598	$1,811	$1,919
Consumer credit card past due 30 days or more and still accruing	1,270	1,420	1,900	2,035	1,937
Other loans past due 30 days or more and still accruing	3,322	2,980	3,904	3,746	3,286
Total loans past due 30 days or more and still accruing (3, 5, 6)	$5,805	$5,553	$7,402	$7,592	$7,142

Fully-insured home loans past due 90 days or more and still accruing	$837	$854	$951	$1,088	$1,203
Consumer credit card past due 90 days or more and still accruing	546	782	991	1,042	960
Other loans past due 90 days or more and still accruing	365	579	384	283	496
Total loans past due 90 days or more and still accruing (3, 5, 6)	$1,748	$2,215	$2,326	$2,413	$2,659

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.17%	0.17%	0.17%	0.16%	0.15%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	0.50	0.47	0.42	0.39	0.39
Nonperforming loans and leases/Total loans and leases (7)	0.48	0.44	0.39	0.36	0.36

Commercial reservable criticized utilized exposure (8)	$35,710	$25,950	$17,400	$11,452	$11,835
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (8)	6.55%	4.51%	2.84%	2.09%	2.17%
Total commercial criticized utilized exposure/Commercial utilized exposure (8)	6.34	4.34	2.65	2.00	2.02

(1)Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $131 million, $124 million, $224 million, $260 million and $275 million at September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, respectively.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)For periods prior to 2020, balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.
(4)Balances do not include nonperforming loans held-for-sale of $184 million, $151 million, $223 million, $239 million and $237 million and nonperforming loans accounted for under the fair value option of $9 million, $79 million, $6 million, $6 million and $7 million at September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, respectively.
(5)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $93 million, $209 million, $354 million, $21 million and $44 million at September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, respectively, and loans held-for-sale past due 90 days or more and still accruing of $41 million, $5 million, $0, $11 million and $3 million at September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, respectively. At September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, there were $119 million, $18 million, $52 million, $6 million and $9 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.
(6)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(7)Total assets and total loans and leases do not include loans accounted for under the fair value option of $7.2 billion, $9.2 billion, $9.0 billion, $8.3 billion and $7.7 billion at September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, respectively.
(8)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,191	$2,204	$2,053	$2,189	$3,027
Additions	587	354	477	291	335
Reductions:
Paydowns and payoffs	(113)	(84)	(106)	(121)	(197)
Sales	—	(25)	(6)	(109)	(748)
Returns to performing status (2)	(291)	(233)	(165)	(143)	(185)
Charge-offs (3)	(13)	(22)	(27)	(31)	(23)
Transfers to foreclosed properties	(4)	(3)	(22)	(23)	(20)
Total net additions (reductions) to nonperforming loans and leases	166	(13)	151	(136)	(838)
Total nonperforming consumer loans and leases, end of period	2,357	2,191	2,204	2,053	2,189
Foreclosed properties	135	169	226	229	188
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,492	$2,360	$2,430	$2,282	$2,377

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$2,202	$1,852	$1,499	$1,287	$1,160
Additions	656	889	781	527	492
Reductions:
Paydowns	(216)	(177)	(212)	(169)	(161)
Sales	(50)	(10)	(16)	(22)	(33)
Return to performing status (5)	(21)	(8)	(16)	(15)	(48)
Charge-offs	(367)	(344)	(184)	(107)	(123)
Transfers to foreclosed properties	—	—	—	(2)	—
Transfers to loans held-for-sale	(11)	—	—	—	—
Total net additions (reductions) to nonperforming loans and leases	(9)	350	353	212	127
Total nonperforming commercial loans and leases, end of period	2,193	2,202	1,852	1,499	1,287
Foreclosed properties	45	49	49	56	59
Nonperforming commercial loans, leases and foreclosed properties, end of period	$2,238	$2,251	$1,901	$1,555	$1,346

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 29.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(5)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Third Quarter 2020		Second Quarter 2020		First Quarter 2020		Fourth Quarter 2019		Third Quarter 2019
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$(6)	(0.01)%	$(20)	(0.03)%	$(1)	—%	$4	0.01%	$(38)	(0.07)%
Home equity (3)	(20)	(0.21)	(14)	(0.14)	(11)	(0.11)	(12)	(0.12)	(202)	(1.85)
Credit card	509	2.49	665	3.10	770	3.28	724	3.03	717	3.01
Direct/Indirect consumer	18	0.08	26	0.12	40	0.18	39	0.17	76	0.33
Other consumer	63	n/m	77	n/m	74	n/m	83	n/m	69	n/m
Total consumer	564	0.50	734	0.65	872	0.75	838	0.72	622	0.55
U.S. commercial	154	0.20	219	0.26	163	0.21	54	0.07	53	0.07
Non-U.S. commercial	57	0.23	32	0.12	1	—	(31)	(0.12)	67	0.26
Total commercial and industrial	211	0.21	251	0.22	164	0.16	23	0.02	120	0.12
Commercial real estate	106	0.66	57	0.35	6	0.04	21	0.13	(1)	—
Commercial lease financing	24	0.53	31	0.66	5	0.10	7	0.13	1	0.02
	341	0.28	339	0.25	175	0.14	51	0.04	120	0.10
U.S. small business commercial	67	0.69	73	0.96	75	1.95	70	1.83	69	1.83
Total commercial	408	0.31	412	0.29	250	0.19	121	0.09	189	0.15
Total net charge-offs	$972	0.40	$1,146	0.45	$1,122	0.46	$959	0.39	$811	0.34

By Business Segment and All Other
Consumer Banking	$658	0.82%	$843	1.05%	$963	1.22%	$924	1.18%	$905	1.18%
Global Wealth & Investment Management	(6)	(0.01)	9	0.02	9	0.02	17	0.04	39	0.09
Global Banking	328	0.36	330	0.32	160	0.17	40	0.04	116	0.12
Global Markets	17	0.10	—	—	7	0.04	9	0.05	—	—
All Other	(25)	(0.40)	(36)	(0.49)	(17)	(0.19)	(31)	(0.32)	(249)	(2.43)
Total net charge-offs	$972	0.40	$1,146	0.45	$1,122	0.46	$959	0.39	$811	0.34

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs (recoveries) of $0, $(16) million and $0 for the third, second and first quarters of 2020, and $2 million and $(25) million for the fourth and third quarters of 2019, respectively.
(3)Includes loan sale net charge-offs (recoveries) of $0, $0 and $0 for the third, second and first quarters of 2020, and $9 million and $(173) million for the fourth and third quarters of 2019, respectively.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Nine Months Ended September 30
	2020		2019
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$(27)	(0.02)%	$(51)	(0.03)%
Home equity (3)	(45)	(0.16)	(346)	(1.02)
Credit card	1,944	2.97	2,224	3.15
Direct/Indirect consumer	84	0.13	170	0.25
Other consumer	214	n/m	151	n/m
Total consumer	2,170	0.64	2,148	0.64
U.S. commercial	536	0.23	202	0.09
Non-U.S. commercial	90	0.11	115	0.15
Total commercial and industrial	626	0.20	317	0.11
Commercial real estate	169	0.35	8	0.02
Commercial lease financing	60	0.43	14	0.09
	855	0.23	339	0.09
U.S. small business commercial	215	1.01	202	1.83
Total commercial	1,070	0.27	541	0.15
Total net charge-offs	$3,240	0.44	$2,689	0.38

By Business Segment and All Other
Consumer Banking	$2,464	1.03%	$2,745	1.23%
Global Wealth & Investment Management	12	0.01	63	0.05
Global Banking	818	0.28	327	0.12
Global Markets	24	0.05	—	—
All Other	(78)	(0.35)	(446)	(1.36)
Total net charge-offs	$3,240	0.44	$2,689	0.38

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs (recoveries) of $(16) million and $35 million for the nine months ended September 30, 2020 and 2019.
(3)Includes loan sale net recoveries of $0 and $267 million for the nine months ended September 30, 2020 and 2019.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	September 30, 2020		June 30, 2020		January 1, 2020		September 30, 2019
	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$457	0.20%	$439	0.18%	$212	0.09%	$341	0.15%
Home equity	398	1.09	394	1.03	228	0.57	250	0.60
Credit card	8,972	11.24	9,247	10.98	6,809	6.98	3,709	3.91
Direct/Indirect consumer	800	0.89	800	0.90	566	0.62	234	0.26
Other consumer	64	n/m	75	n/m	55	n/m	42	n/m
Total consumer	10,691	2.43	10,955	2.43	7,870	1.69	4,576	1.01
U.S. commercial (3)	5,163	1.55	4,788	1.36	2,723	0.84	3,038	0.93
Non-U.S.commercial	1,353	1.41	1,321	1.27	668	0.64	669	0.66
Commercial real estate	2,283	3.66	2,235	3.49	1,036	1.65	992	1.58
Commercial lease financing	106	0.60	90	0.50	61	0.31	158	0.79
Total commercial	8,905	1.75	8,434	1.57	4,488	0.88	4,857	0.95
Allowance for loan and lease losses	19,596	2.07	19,389	1.96	12,358	1.27	9,433	0.98
Reserve for unfunded lending commitments	1,910		1,702		1,123		809
Allowance for credit losses	$21,506		$21,091		$13,481		$10,242

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		2.07%		1.96%		1.27%		0.98%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		431		441		331		271
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		5.07		4.21		n/m		2.93

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $314 million, $330 million, $257 million and $275 million and home equity loans of $343 million, $354 million, $337 million and $365 million at September 30, 2020, June 30, 2020, January 1, 2020 and September 30, 2019, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $3.4 billion, $5.1 billion, $5.1 billion and $4.7 billion and non-U.S. commercial loans of $3.2 billion, $3.4 billion, $3.2 billion and $2.4 billion at September 30, 2020, June 30, 2020, January 1, 2020 and September 30, 2019, respectively.
(2)Total loans and leases do not include loans accounted for under the fair value option of $7.2 billion, $9.2 billion, $8.9 billion and $7.7 billion at September 30, 2020, June 30, 2020, January 1, 2020 and September 30, 2019, respectively.
(3)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.5 billion, $1.4 billion, $831 million and $518 million at September 30, 2020, June 30, 2020, January 1, 2020 and September 30, 2019, respectively.
(4)Allowance for loan and lease losses includes $10.3 billion, $10.5 billion, $7.5 billion and $4.1 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking) that are excluded from nonperforming loans and leases at September 30, 2020, June 30, 2020, January 1, 2020 and September 30, 2019, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 204 percent, 202 percent, 129 percent and 152 percent at September 30, 2020, June 30, 2020, January 1, 2020 and September 30, 2019, respectively.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	33

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders’ equity or common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the nine months ended September 30, 2020 and 2019 and the three months ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Nine Months Ended September 30		Third Quarter 2020	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019
	2020	2019

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$12,876	$24,585	$4,546	$3,799	$4,531	$8,169	$6,859
Provision for credit losses	11,267	2,649	1,389	5,117	4,761	941	779
Pretax, pre-provision income	$24,143	$27,234	$5,935	$8,916	$9,292	$9,110	$7,638

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$266,062	$268,223	$267,323	$266,316	$264,534	$266,900	$270,430
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,758)	(1,735)	(1,976)	(1,640)	(1,655)	(1,678)	(1,707)
Related deferred tax liabilities	791	787	855	790	728	730	752
Tangible shareholders’ equity	$196,144	$198,324	$197,251	$196,515	$194,656	$197,001	$200,524
Preferred stock	(23,437)	(22,894)	(23,427)	(23,427)	(23,456)	(23,461)	(23,800)
Tangible common shareholders’ equity	$172,707	$175,430	$173,824	$173,088	$171,200	$173,540	$176,724

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$268,850	$268,387	$268,850	$265,637	$264,918	$264,810	$268,387
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,185)	(1,690)	(2,185)	(1,630)	(1,646)	(1,661)	(1,690)
Related deferred tax liabilities	910	734	910	789	790	713	734
Tangible shareholders’ equity	$198,624	$198,480	$198,624	$195,845	$195,111	$194,911	$198,480
Preferred stock	(23,427)	(23,606)	(23,427)	(23,427)	(23,427)	(23,401)	(23,606)
Tangible common shareholders’ equity	$175,197	$174,874	$175,197	$172,418	$171,684	$171,510	$174,874

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,738,452	$2,426,330	$2,738,452	$2,741,688	$2,619,954	$2,434,079	$2,426,330
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,185)	(1,690)	(2,185)	(1,630)	(1,646)	(1,661)	(1,690)
Related deferred tax liabilities	910	734	910	789	790	713	734
Tangible assets	$2,668,226	$2,356,423	$2,668,226	$2,671,896	$2,550,147	$2,364,180	$2,356,423

Book value per share of common stock
Common shareholders’ equity	$245,423	$244,781	$245,423	$242,210	$241,491	$241,409	$244,781
Ending common shares issued and outstanding	8,661.5	9,079.3	8,661.5	8,664.1	8,675.5	8,836.1	9,079.3
Book value per share of common stock	$28.33	$26.96	$28.33	$27.96	$27.84	$27.32	$26.96

Tangible book value per share of common stock
Tangible common shareholders’ equity	$175,197	$174,874	$175,197	$172,418	$171,684	$171,510	$174,874
Ending common shares issued and outstanding	8,661.5	9,079.3	8,661.5	8,664.1	8,675.5	8,836.1	9,079.3
Tangible book value per share of common stock	$20.23	$19.26	$20.23	$19.90	$19.79	$19.41	$19.26

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	34